Exhibit 99.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of April 7, 2004 by and among CONN APPLIANCES, INC., a Texas corporation ("CAI") and CAI CREDIT INSURANCE AGENCY, INC., a Louisiana corporation ("Louisiana Insurance Company") (CAI and Louisiana Insurance Company being herein collectively called "Borrowers"); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"), and JPMORGAN CHASE BANK, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS

         A. The Borrowers, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of April 23, 2003, as heretofore amended. Said Credit Agreement, as amended, supplemented and restated, is herein called the "Credit Agreement". Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

         B. The Borrowers, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent do hereby agree as follows:

Amendments to Credit Agreement.
The definition of "Base Rate Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Base Rate Margin" means, with respect to any ABR Loan, the applicable margin set forth below under the caption "Base Rate Margin," based upon the ratio of (i) the sum of (x) Consolidated Total Debt plus
         (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

                           Ratio                                       Base Rate Margin
                           -----                                       ----------------
                           x => 2.75                                   1.00%
                           2.25 <=  x < 2.75                           0.75%
                           1.75 <=  x < 2.25                           0.50%
                           1.25 <= x < 1.75                            0.25%
                           x < 1.25                                    0.00%

The definition of "Commitment Fee Rate" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Commitment Fee Rate" means, with respect to the commitment fees payable hereunder, the applicable fee rate as set forth below under the caption "Commitment Fee," based upon the ratio of (i) the sum of (x) Consolidated Total Debt plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

                           Ratio                                                Commitment Fee Rate
                           -----                                                -------------------
                           x => 2.75                                            0.50%
                           2.25 <=  x <  2.75                                   0.375%
                           x < 2.25                                             0.25%

The definition of "LIBO Rate Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "LIBO Rate Margin" means, with respect to any Eurodollar Loan, the applicable margin set forth below under the caption "LIBO Rate Margin," based upon the ratio of (i) the sum of (x) Consolidated Total Debt plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

                           Ratio                                       LIBO Rate Margin
                           -----                                       ----------------
                           x => 2.75                                   2.25%
                           2.25 <=  x < 2.75                           2.00%
                           1.75 <=  x < 2.25                           1.75%
                           1.25 <= x < 1.75                            1.50%
                           x < 1.25                                    1.25%


Section 5.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 5.16. Fee Properties and Leases. Concurrent with the acquisition of any fee property of which the net book value exceeds $250,000 or the execution of any lease of real property for a term of five years or more (excluding any optional renewal terms), each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, execute, acknowledge and deliver to the Administrative Agent a deed of trust or mortgage, as the case may be, in form and substance satisfactory to the Administrative Agent, covering (i) such fee property or (ii) all of such Person's rights and interests as lessee, in, to and under such real estate lease, together with evidence satisfactory to the Administrative Agent and its counsel, in form and substance satisfactory to the Administrative Agent, that such deed of trust or mortgage creates a valid, first and prior Lien on the fee estate or the leasehold estate, as the case may be, in favor of the Administrative Agent subject only to Liens permitted under Section 6.02 hereof. To the extent that any applicable landlord or lessor fails or refuses to grant its consent to such a leasehold mortgage or lien notwithstanding good faith efforts by Borrower to obtain such consent, Borrower shall not be required to execute and deliver such deed of trust or mortgage; provided, however, that at least fifty percent (50%) of the leasehold estates owned or held by Borrowers from time to time must be subject to a deed of trust or mortgage in favor of the Administrative Agent.


Section 6.04 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, or become a general partner of any other Person, except:

                  (a) Permitted Investments;
                  (b) investments by Parent in the capital stock of CAI;
                  (c) loans or advances permitted under Section 6.01 hereof;
                  (d) Guarantees by the Borrowers or their Subsidiaries, in an aggregate amount not to exceed $15,000,000 at any one time outstanding, of Indebtedness incurred in connection with the acquisition and development of sites (and construction of improvements thereon) which are subject to leases in favor of a Borrower or a Subsidiary of a Borrower (such Guarantees to be permitted in addition to and cumulative of the other Indebtedness permitted under Section 6.01 hereof);

                  (e) investments in the form of membership or partnership interests, as applicable, in Conn Funding LLC, Conn Funding I LP, Conn Funding II LP and Conn Funding II GP LLC; and

                  (f) investments which are consistent with the corporate investment policy of CAI from time to time in effect, as approved by the Administrative Agent (such approval not to be unreasonably withheld).

Section 6.06 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 6.06. Restricted Payments. Each Borrower will not, and will not permit any of their Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment other than as specifically included in the definition of the IPO Transaction; provided, however, that so long as no Default or Event of Default has occurred, is continuing or would be created thereby, CAI may make Restricted Payments in an aggregate amount not to exceed $10,000,000 from and after January 1, 2004. Notwithstanding anything herein to the contrary, any Subsidiary which is wholly-owned (directly or indirectly) by CAI may declare and pay dividends to the owners of its equity interests.

Section 6.19 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 6.19. Total Leverage Ratio. The Borrowers will not permit the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit and the undrawn face amounts of the Bank of America Letters of Credit) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined as of the last day of each fiscal quarter for the twelve-month period ending on such day, to be greater than 3.00 to 1.00.

Section 6.22 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 6.22. [Intentionally Left Blank]

Schedule 2.02 (Revolving Loan Commitments) of the Credit Agreement is hereby amended to be identical to Schedule 2.02 attached hereto. The revisions to
Schedule 2.02 reflect a decrease in the Revolving Loan Commitments by the amount of $10,000,000, resulting in total Revolving Loan Commitments of $30,000,000.

Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrowers hereby reaffirm all covenants, representations and warranties in the Credit Agreement. Expenses. The Borrowers shall pay to the Administrative Agent all reasonable fees and expenses of Administrative Agent's legal counsel incurred in connection with the execution of this Amendment.
Certifications. The Borrowers hereby certify that (a) no event or condition has occurred or arisen since the Effective Date which has had a Material Adverse Effect and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.
Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE ss.26.02

         THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Borrowers, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

Schedule 2.02 - Revolving Commitments

                             CONN APPLIANCES, INC.,
                             a Texas corporation


                            By: /s/ C. William Frank
                                --------------------
                          Name: C. William Frank
                         Title: Executive Vice President



                             CAI CREDIT INSURANCE AGENCY, INC.,
                             a Louisiana corporation


                             By: /s/ David R. Atnip
                                 ------------------
                           Name:  David R. Atnip
                           Title: President



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


                            JPMORGAN CHASE BANK,
                            as Administrative Agent and as a Lender


                            By: /s/Robert L. Mendoza
                                --------------------
                          Name: Robert L. Mendoza
                         Title: Vice President

                            BANK OF AMERICA, N.A.,
                            as Syndication Agent and as a Lender


                              By: /s/Gary L. Mingle
                                  -----------------
                           Name:  Gary L. Mingle
                           Title: Senior Vice President

                           SUNTRUST BANK,
                           as Documentation Agent and as a Lender


                            By: /s/Heidi M. Khambatta
                                --------------------
                            Name: Heidi M. Khambatta
                           Title: Vice President

                             HIBERNIA NATIONAL BANK


                             By: /s/ Bill C. Darling
                                 -------------------
                           Name: Bill C. Darling
                          Title: Vice President

                              GUARANTY BANK


                              By: /s/ Eric Luttrell
                                  -----------------
                               Name: Eric Luttrell
                              Title: Vice President

     The undersigned Guarantors hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Codess.26.02 set forth above.

                           "GUARANTORS"

                           CAI HOLDING CO., a Delaware corporation,
                           CONN APPLIANCES, L.L.C., a Delaware
                           limited liability company, CAI CREDIT, L.L.C., a Delaware limited liability company,


                           By: /s/ Victoria L. Garrett
                               -----------------------
                         Name: Victoria L. Garrett
                        Title: President



                             CAI L.P., a Texas limited partnership

                             By: Conn Appliances, Inc., its General Partner


                                 By:    /s/ David R. Atnip
                                        ------------------
                                 Name:    David R. Atnip
                                 Title: Senior Vice President & Secretary -Treasurer



                             CAI CREDIT INSURANCE AGENCY L.P., a
                             Louisiana limited partnership

                             By: CAI Credit Insurance Agency, Inc., its
                                 General Partner


                                 By:     /s/ David R. Atnip
                                     ----------------------
                                 Name:  David R. Atnip
                                 Title: President

                              CONN'S, INC, a Delaware corporation


                             By: /s/ C. William Frank
                                 --------------------
                             Name: C. William Frank
                            Title: Executive Vice President and Chief
                                   Financial Officer

                                  SCHEDULE 2.02
                                  -------------

                              REVOLVING COMMITMENTS
                              ---------------------


JPMorgan Chase Bank                                                                $ 6,000,000
Bank of America, N.A.                                                              $ 6,000,000
Hibernia National Bank                                                             $ 6,000,000
SunTrust Bank                                                                      $ 6,000,000
Guaranty Bank                                                                      $ 6,000,000

TOTAL                                                                              $30,000,000




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